Exhibit 10.3

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SUBSTITUTE GUARANTY AGREEMENT
THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED SUBSTITUTE GUARANTY AGREEMENT (this “Amendment”), dated as of April 23, 2024 is made and entered into by and among ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”), CITIBANK, N.A., a national banking association (together with its successors and/or assigns, “Buyer”), and for the purpose of acknowledging and agreeing to the provision set forth in Section 5 hereof, ACRC LENDER C LLC, a Delaware limited liability company (“Seller”).
W I T N E S S E T H:
WHEREAS, Seller and Buyer have entered into that certain Master Repurchase Agreement, dated as of December 8, 2014, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of July 13, 2016, that certain Second Amendment to Master Repurchase Agreement, dated as of July 13, 2016, that certain Third Amendment to Master Repurchase Agreement, dated as of December 8, 2016, that certain Fourth Amendment to Master Repurchase Agreement, dated as of December 10, 2018, that certain Amended and Restated Fourth Amendment to Master Repurchase Agreement, dated as of December 13, 2018 (the “Amended and Restated Fourth MRA Amendment”), that certain Fifth Amendment to Master Repurchase Agreement, dated as of November 30, 2021, and that certain Sixth Amendment to Master Repurchase Agreement, dated as of January 13, 2022 (the foregoing collectively, as so amended and as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);
WHEREAS, in connection with the Amended and Restated Fourth MRA Amendment, Guarantor entered into that certain Second Amended and Restated Substitute Guaranty Agreement, dated as of December 13, 2018, as amended by that certain First Amendment to Second Amended and Restated Substitute Guaranty Agreement, dated as of July 24, 2019 and that Second Amendment to Second Amended and Restated Substitute Guaranty Agreement, dated as of February 10, 2022 (as the same may be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guaranty”);
WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Guaranty;
WHEREAS, Guarantor, Seller and Buyer desire to modify certain terms and provisions of the Guaranty as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby agree as follows, and Seller acknowledges and agrees as to the provisions set forth in Section 5, in each case as of the date hereof:

1

1.Modification of Guaranty.
(a)Section 1.7 of the Guaranty is hereby deleted in its entirety and replaced with the following:
““EBITDA” means, with respect to any Person and for any Test Period, an amount equal to the sum of (a) Net Income (or loss) of such Person (prior to any impact from minority or non-controlling interests or joint venture net income and before deduction of any dividends on preferred stock of such Person), plus the following (but only to the extent actually included in determination of such Net Income (or loss)): (i) depreciation and amortization expense (other than those related to capital expenditures that have not been included in the calculation of Fixed Charges as defined in the Guarantee Agreement), (ii) Interest Expense, (iii) income tax expense, (iv) extraordinary or non-recurring gains, losses and expenses including but not limited to transaction expenses relating to business combinations, other acquisitions and unconsummated transactions, (v) unrealized loan loss reserves (including but not limited to CECL Reserves), impairments and other similar charges including but not limited to reserves for loss sharing arrangement associated with mortgage servicing rights, (vi) realized losses on loans and loss sharing arrangements associated with mortgage servicing rights and (vii) unrealized gains, losses and expenses associated with (A) derivative liabilities including but not limited to convertible note issuances and (B) mortgage servicing rights (other than the initial revenue recognition of recording an asset), plus (b) such Person’s proportionate share of Net Income (prior to any impact from minority or non-controlling interests or joint venture net income and before deduction of any dividends on preferred stock of such Person) of the joint venture investments and unconsolidated Affiliates of such Person, all with respect to such period.”
(b)Section 1.8 of the Guaranty is hereby deleted in its entirety and replaced with the following:
““Fixed Charge Coverage Ratio” means, with respect to Guarantor, the EBITDA (as determined in accordance with GAAP and as further defined herein) for the immediately preceding twelve (12) month period ending on the last date of the applicable Test Period, divided by the Fixed Charges for the immediately preceding twelve (12) month period ending on the last date of the applicable Test Period; provided, that the “Fixed Charge Coverage Ratio” and associated components thereof shall be determined without regard to the effects of consolidation of any issuer of a Specified Third Party Securitization on the financial statements of Guarantor under Accounting Standards Codification Section 810, as amended, modified or supplemented from time to time, or otherwise under GAAP.”
(c)Section 1.16 of the Guaranty is hereby deleted in its entirety and replaced with the following:
““Tangible Net Worth” means, with respect to any Person and any date, (i) all amounts that are included under capital or shareholder’s equity (or any like caption) on the consolidated balance sheet of such Person and its consolidated Subsidiaries, as determined in accordance with GAAP, plus, without duplication, (ii) all Qualified Capital Commitments plus (1) deferred origination fees, net of deferred origination costs, and (2) the aggregate amount of CECL Reserves and any other non-cash items (including inter alia credit loss or valuation reserves or allowances, unrealized losses, and accumulated depreciation and

2

amortization), all on or as of such date, minus (a) intangible assets and (b) prepaid taxes and/or expenses, all on or as of such date; provided, that “Tangible Net Worth” and associated components thereof shall be determined without regard to the effects of consolidation of any issuer of a Specified Third Party Securitization on the financial statements of such Person under Accounting Standards Codification Section 810, as amended, modified or supplemented from time to time, or otherwise under GAAP. For sake of clarity, mortgage servicing rights shall not be deemed to be intangible assets.”
(d)The following Section 1.5 is hereby added to the Guaranty and each of the subsequent clauses in Section 1 are renumbered accordingly:
““CECL Reserves” shall mean, with respect to any Person, current expected credit loss reserve amounts on both outstanding balances and unfunded commitments and any other applicable investment, property or assets, in each case, established by such Person in accordance with GAAP including Accounting Standards Codification (ASC) 326.”
2.Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Guaranty hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.
3.Conditions Precedent. This Amendment and its provisions shall become effective upon the execution and delivery of this Amendment by a duly authorized officer of each of Seller, Buyer and Guarantor.
4.Agreement Regarding Expenses. Seller agrees to pay Buyer’s reasonable out of pocket expenses (including reasonable legal fees) incurred in connection with the preparation and negotiation of this Amendment promptly after Buyer or Buyer’s counsel gives Seller an invoice for such expenses.
5.Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Guaranty and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Guaranty (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Guaranty inconsistent with this Amendment. All references to the “Guaranty” in the Repurchase Agreement or in any of the other Transaction Documents shall mean and refer to the Guaranty as modified and amended hereby.
6.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, the Guaranty, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.
7.Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

3

8.Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.
9.Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 17.1 of the Guaranty.

[No Further Text on this Page; Signature Pages Follow]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.
BUYER:
CITIBANK, N.A.

By:/s/ Lindsay DeChiaro
Name: Lindsay DeChiaro
Title:Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Third Amendment to Second Amended and Restated Substitute Guaranty Agreement]
|

GUARANTOR:

ARES COMMERCIAL REAL ESTATE
CORPORATION, a Maryland corporation

By:/s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary

(SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page to Third Amendment to Second Amended and Restated Substitute Guaranty Agreement]
|

SELLER:
ACRC LENDER C LLC,
a Delaware limited liability company

By:/s/ Keith Kooper
Name: Keith Kooper
Title: Vice President and Assistant Secretary

[Signature Page to Third Amendment to Second Amended and Restated Substitute Guaranty Agreement]
|